Exhibit 99.5

                              ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of December 29, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), not in its individual or corporate capacity but solely as Swap Contract Administrator for CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates Series 2006-S10, pursuant to a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement") dated as of December 29, 2006, and BEAR STEARNS FINANCIAL PRODUCTS INC. ("Remaining Party").

                             W I T N E S S E T H:
                             - - - - - - - - - -

      WHEREAS, effective as of December 29, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a certain confirmation with a Trade Date of December 19, 2006, whose BEAR STEARNS FINANCIAL PRODUCTS INC. reference number is FXCW06SD10 (the "Confirmation"), a copy of which is attached hereto as Exhibit I;

      WHEREAS, the Confirmation supplements, forms a part of, and is subject to, an agreement in the form of the 1992 Multicurrency - Cross-Border Master Agreement published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Assignment and Assumption. Effective as of and from December 29, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

     2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect

Remaining Party's obligation to pay the Upfront Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

     3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement and its liability under this Assignment Agreement and under the Swap Contract Administration Agreement shall be as set forth in the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such personal liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; and (c) recourse against BNY shall be limited to the assets available under the Swap Contract Administration Agreement or the pooling and servicing agreement for CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates Series 2006-S10 dated as of December 1, 2006 among CWHEQ Inc., as depositor, Park Monaco Inc., as a seller, Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

     4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement.

     5. Governing Agreement. Following the assignment of the Assigned Transaction pursuant to the terms hereof, the Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement. For the avoidance of doubt, in interpreting the Assignee Agreement, the Counterparty shall be the Trust Fund created under the Pooling and Servicing Agreement for whom the Assignee is acting on behalf of as Swap Contract Administrator, so that, for example, a Bankruptcy pursuant to Section 5(a)(vii) of the ISDA Form Master Agreement (as amended by the Confirmation) shall refer to a Bankruptcy of the Trust Fund, not a Bankruptcy of either the Assignor or of Bank of New York in its individual or corporate capacity or any other capacity.

     6. Representations. Each party hereby represents and warrants to the other parties as follows:

     (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

     (b) It has the power to execute and deliver this Assignment Agreement;

     (c) Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

     (d) All governmental and other consents that are required to have been obtained by it with respect to this Assignment Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

     (e) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

     7. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

     8. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

     9. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302,
Attention: Michael Schloessmann, with a copy to the same address, Attention:
Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWHEQ, Series 2006-S10 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party, with a copy to MBIA Insurance Corporation, 113 King Street, Armonk, New York, Attention:
IPM-Structured Mortgage; and (iii) in the case of Remaining Party,

     Address:       383 Madison Avenue, New York, New York  10179
     Attention:     DPC Manager - 36th Floor
     Telex No.      212-272-5823

     copy to:       One Metrotech Center North, Brooklyn, New York  11201
     Attention:     Derivative Operations - 7th Floor

     Telex No:      212-272-1634


     copy to:       MBIA Insurance  Corporation,  113 King Street, Armonk, New
                    York
     Attention:     IPM-Structured Mortgage

      such other address as may be hereafter furnished in writing to Assignor and Assignee.

     10. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:


      The Bank of New York
      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 501686
      Attn: Matthew Sabino 212-815- 6093
      Fax: 212-815-3986

     11. Optional Termination. In connection with the optional termination of the trust fund pursuant to Section 9.01 of the Pooling and Servicing Agreement, with effect following all distributions on the final Distribution Date under the Pooling and Servicing Agreement (such date, the "Optional Termination Distribution Date"):

     (a) (1) (A) Assignee hereby assigns all of its rights and delegates all of its liabilities and obligations to Countrywide Home Loans, Inc., (for purposes of this Section 11 "CHL") and CHL hereby assumes all of Assignee's rights, liabilities, and obligations, under the Assigned Transaction and the Confirmation arising after the final distributions on the Optional Termination Distribution Date (such transaction and confirmation, collectively, the "New Assigned Transaction") and (B) Remaining Party hereby consents to such assignment, delegation and assumption;

          (2) Remaining Party and CHL agree to enter into the New Assigned Transaction as evidenced by a confirmation (the "New Confirmation") such New Confirmation evidencing a complete and binding agreement between Remaining Party and CHL and such New Confirmation will constitute a Confirmation (as that word is defined in the New Agreement, defined below) that supplements, forms a part of, and is subject to, an agreement (the "New Agreement") in the form of the 1992 Multicurrency - Cross Border Master Agreement in the form published by the International Swaps and Derivatives Association, Inc. (the "ISDA Form"), as if on the date Remaining Party and CHL enter into the New Assigned Transaction Remaining Party and CHL had executed an agreement in such form, but without any Schedule (as that word is defined in the New Agreement) except for the elections made therein. Remaining Party and CHL further agree that such New Confirmation shall have substantially identical terms to the Assigned Transaction and Confirmation.

     (b) Remaining Party and Assignee are each released and discharged from further obligations owed under and in respect of the Assigned Transaction and their respective rights against each other thereunder are cancelled;

     (c) Remaining Party and CHL hereby agree that the Confirmation shall be amended as follows:

          (1) Section 4 of the Confirmation shall be deleted in its entirety.

     (d) Remaining Party hereby agrees that CHL may do one of the following with the New Assigned Transaction and the New Confirmation:

            (i) retain such New Assigned Transaction and New Confirmation;

            (ii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction and the New Confirmation to a third party, such assignment and delegation to be effective upon the receipt of written consent thereto from Remaining Party (in its sole and absolute discretion); or

            (iii) terminate the New Assigned Transaction by giving three Business Days' prior written notice to Remaining Party (the "Optional Swap Termination"). In connection with the Optional Swap Termination, if any, a termination payment (if any) shall be payable by CHL or Remaining Party, as applicable, as determined by the Calculation Agent by the application of Section 6(e)(ii) of the ISDA Form Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment. The exercise of the right to terminate under this provision shall not be an Event of Default under any of the other Transactions between CHL and Bear Stearns Financial Products Inc. For purposes of the Optional Swap Termination, CHL shall be the sole Affected Party.

     (e) If CHL exercises its right to retain the New Assigned Transaction and New Confirmation pursuant to Section 11(d)(i) of this Assignment Agreement, then Remaining Party has the right to do one of the following with the New Assigned Transaction and the New Confirmation:

            (i) retain such New Assigned Transaction and New Confirmation;

            (ii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction to a subsidiary of The Bear Stearns Companies, Inc. without the consent of CHL; or

            (iii) assign all of its rights and delegate all of its liabilities and obligations under the New Assigned Transaction to a third party with the consent of CHL;

            provided, however, that if Remaining Party exercises its right to assign the Assigned Transaction under (ii) or (iii) above the assignee shall be an entity that (1) has executed an ISDA Master Agreement with CHL, (2) has executed an Item 1115 Regulation AB Agreement with CHL and (3) agrees to accept all of the terms and conditions of the Assigned Transaction and New Confirmation without amendment or supplement.

12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                              COUNTRYWIDE HOME LOANS, INC.



                              By: /s/ Darren Bigby
                                 ---------------------------------------------
                              Name:   Darren Bigby
                                   -------------------------------------------
                              Title:  Executive Vice President
                                    ------------------------------------------


                              THE BANK OF NEW YORK, AS SWAP CONTRACT
                              ADMINISTRATOR FOR CWHEQ, INC. HOME EQUITY LOAN ASSET-BACKED CERTIFICATES SERIES 2006-S10


                              By: /s/ Michelle Penson
                                 ---------------------------------------------
                              Name:   Michelle Penson
                                   -------------------------------------------
                              Title:  Vice President
                                    ------------------------------------------


                              BEAR STEARNS FINANCIAL PRODUCTS INC.



                              By:  /s/ Annie Manevitz
                                 ---------------------------------------------
                              Name:    Annie Manevitz
                                   -------------------------------------------
                              Title:   Authorized Signatory
                                    ------------------------------------------

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                              COUNTRYWIDE HOME LOANS, INC.



                              By: /s/ Darren Bigby
                                 ---------------------------------------------
                              Name:   Darren Bigby
                                   -------------------------------------------
                              Title:  Executive Vice President
                                    ------------------------------------------


                              THE BANK OF NEW YORK, AS SWAP CONTRACT
                              ADMINISTRATOR FOR CWHEQ, INC. HOME EQUITY LOAN ASSET-BACKED CERTIFICATES SERIES 2006-S10


                              By:
                                 ---------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    ------------------------------------------


                              BEAR STEARNS FINANCIAL PRODUCTS INC.



                              By: /s/ Annie Manevitz
                                 ---------------------------------------------
                              Name:   Annie Manevitz
                                   -------------------------------------------
                              Title:  Authorized Signatory
                                    ------------------------------------------

                                  EXHIBIT I

BEAR STEARNS

                                          BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                            383 MADISON AVENUE
                                                      NEW YORK, NEW YORK 10179


DATE:                   December 29,2006

TO:                     Countrywide Home Loans, Inc.

ATTENTION:              Mr. Jeff Staab
TELEPHONE:              1-818-225-3279
FACSIMILE:              1-818-225-4010
FROM:                   Derivatives Documentation
TELEPHONE:              212-272-2711
FACSIMILE:              212-272-9857

SUBJECT:                Mortgage Derivatives Confirmation and Agreement

REFERENCE NUMBER:       FXCW06SD10

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the " Transaction") between Bear Stearns Financial Products Inc. ("Bear Stearns") and Countrywide Home Loans, Inc. ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "ISDA Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Master Agreement

(1) This Confirmation is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), Any reference to a "Swap Transaction" in the Definitions is deemed to be a reference to a "Transaction" for purposes of this Agreement, and any reference to a "Transaction" in this Agreement is deemed to be a reference to a "Swap Transaction" for purposes of the Definitions. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Bear Stearns and Counterparty had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 4 of this Confirmation (the "Schedule"), and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 4 hereof and Annex A hereto; (ii) the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement dated as of December 1, 2006 among CWHEQ Inc., as depositor, Park Monaco Inc., as a seller, Park Granada LLC, as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc., as a seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 2 of 33



      Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to Schedule; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(2) The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:        With respect to any Calculation Period, the
                              lesser of (i) the amount set forth for such period on the Schedule I attached hereto and
                              (ii) the aggregate Certificate Principal Balance of the Class A-2 and Class A-3 Certificates
                              (initially USD 869,584,000) immediately prior to the Distribution Date occurring in the calendar month in which such Calculation Period ends;
                              provided that upon the occurrence of an Optional
                              Termination, with respect to each Calculation
                              Period beginning on or after the final
                              Distribution Date with respect to such Optional
                              Termination, the Notional Amount shall equal the Scheduled Amount for such Calculation Period as set forth in the Schedule 1 attached hereto multiplied by the quotient of (A) the Notional
                              Amount for the Calculation Period immediately prior to such Optional Termination divided by
                              (B) the Scheduled Amount for the Calculation
                              Period immediately prior to such Optional
                              Termination as set forth in the Schedule I attached hereto

      Trade Date:             December 19,2006

      Effective Date:         December 29,2006

      Termination Date:       November 25, 2013, subject to adjustment in
                              accordance with the Business Day Convention;
                              provided, however, that for the purpose of determining the final Fixed Rate Payer Period
                              End Date, Termination Date shall be subject to No Adjustment.

      Fixed Amounts:

        Fixed Rate Payer:     Counterparty

        Fixed Rate Payer
        Period End Dates:     The 25th calendar day of each month during the
                              Term of this Transaction, commencing January 25,
                              2007 and ending on November 25,2013, with No
                              Adjustment.

        Fixed Rate Payer
        Payment Dates:        The 25TH calendar day of each month during the
                              Term of this Transaction, commencing January 25,
                              2007 and ending on November 25, 2013, subject to adjustment in accordance with the Business Day
                              Convention

        Fixed Rate:           5.360%

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 3 of 33


        Fixed Rate
        Day Count Fraction:   30/360

      Floating Amounts:

        Floating Rate Payer:  Bear Stearns

        Floating Rate Payer
        Period End Dates:     The 25th calendar day of each month during
                              the Term of this Transaction, commencing January
                              25, 2007 and ending on the Termination Date, subject to adjustment in accordance with the Business Day Convention.

        Floating Rate Payer
        Payment Dates:        Early Payment shall be applicable. One Business
                              Day prior to each Floating Rate Payer Period End
                              Date.

        Floating Rate for
        initial Calculation
        Period:               To be determined

        Floating Rate
        Option:               USD-LTBOR-BBA

        Designated Maturity:  One month, except with respect to the initial
                              Calculation Period for which the Designated
                              Maturity shall be the Linear Interpolation of the 2 week and the one month

        Floating Rate Day
        Count Fraction:       Actual/360

        Reset Dates:          The first day of each Calculation Period.

        Compounding:          Inapplicable

      Business Days:          New York

      Business Day
      Convention:             Following

      Calculation Agent:      Bear Stearns

      Upfront Amount:         Bear Stearns will pay USD 2,200,000 to
                              Counterparty on December 29,2006.

      Netting:                Notwithstanding anything to the contrary in
                              Section 2(c) of the ISDA Master Agreement, amounts that are payable with respect to Calculation Periods which end in the same calendar month (prior

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 4 of 33


                              to any adjustment of period end dates) shall be netted, as provided in Section 2(c) of the ISDA Master Agreement, even if such amounts are not due on the same payment date. For avoidance of doubt any payments pursuant to Section 6(e) of the ISDA Master Agreement shall not be subject to netting.

(3)   Additional Provisions:  For each Calculation Period, Counterparty will make the Monthly Report available on its website https://www.bnyinvestorreporting.com indicating the outstanding principal balance of the Class A-2 and Class A-3 Certificates as of the first day of the month in which such Calculation Period begins

(4)   Provisions Deemed Incorporated in a Schedule to the ISDA Master
      Agreement:

Part 1, Termination Provisions.

For purposes of the ISDA Master Agreement:

(a) "Specified Entity" will not apply to Bear Stearns or Counterparty for any purpose.

(b) "Specified Transactions" will not apply to Bear Stearns or Counterparty for any purpose.

(c) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Bear Stearns and will apply to Counterparty; provided that notwithstanding anything to the contrary in Section 5(a)(i) or Paragraph 7 of the Credit Support Annex, any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Moody's Second Level
      Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns.

(d) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Bear Stearns and will not apply to Counterparty,

(e) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to (x) Bear Stearns; provided that notwithstanding anything to the contrary in Section 5(a)(iii)(l), any failure by Bear Stearns to comply with or perform any obligation to be complied with or performed by Bear Stearns under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Bear Stearns and
      (y) Counterparty solely in respect of Counterparty's obligations under Paragraph 3(b) of the Credit Support Annex.

(f) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Bear Stearns and will not apply to Counterparty.

(g) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Bear Stearns or Counterparty.

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 5 of 33


(h) The "Cross Default" provisions of Section 5(a)(vi) will apply to Bear Stearns and will not apply to Counterparty.

            "Specified Indebtedness" will have the meaning specified in
            Section 14.

            "Threshold Amount" means USD 100,000,000.

(i) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Bear Stearns and will apply to Counterparty except that the provisions of
      Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Counterparty has not become subject to), (7) and (9) will not apply to Counterparty; provided that, with respect to Counterparty only, Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Bear Stearns)", and
      Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5) or (6) as amended".

(j) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Bear Stearns and will apply to Counterparty; provided that Bear Stearns shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(k) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Bear Stearns or Counterparty.

(1) The "Automatic Early Termination" provision of Section 6(a) will not apply to Bear Stearns or to Counterparty.

(m) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Master Agreement:

            (1)   Market Quotation will apply; and

            (2)   the Second Method will apply;

            provided that if Bear Stearns is the Defaulting Party or the sole Affected Party, the following provisions will apply:

                  (A) Section 6(e) of the ISDA Master Agreement will be amended by inserting on the first line "or is effectively designated" after "If an Early Termination Date occurs";

                  (B) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                              "Market Quotation" means, with respect to one or more Terminated Transactions, and a party making the determination, an amount determined on the basis of Firm Offers from Reference Market-makers that are Eligible Replacements. Each Firm Offer will be ( I ) for an amount that would be paid to Counterparty (expressed as a negative number) or by Counterparty (expressed as a positive number) in consideration of an agreement between Counterparty and such Reference Market-maker to enter into a Replacement Transaction and (2) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but,

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 6 of 33



                              without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The party making the determination (or its agent) will request each Reference Market-maker to provide its Firm Offer to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those Firm Offers are to be obtained will be selected in good faith by the party obliged to make a determination under
                              Section 6(e), and, if each party is so obliged, after consultation with the other. The Market Quotation shall be the Firm Offer actually accepted by Counterparty no later than the Business Day preceding the Early Termination Date. If no Firm Offers are provided by the Business Day preceding the Early Termination Date, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Transactions cannot be determined.

                  (C) Counterparty shall use best efforts to accept a Firm Offer that would determine the Market Quotation. If more than one Firm Offer (which, if accepted, would determine the Market Quotation) is provided, Counterparty shall use commercially reasonable efforts to accept the Firm Offer (among such Firm Offers) which would require either (x) the lowest payment by the Counterparty to the Reference Market-maker, to the extent Counterparty would be required to make a payment to the Reference Market-maker or (y) the highest payment from the Reference Market-maker to Counterparty, to the extent the Reference Market-maker would be required to make a payment to the Counterparty. If only one Firm Offer (which, if accepted, would determine the Market Quotation) is provided, Counterparty shall use commercially reasonable efforts to accept such Firm Offer.

                  (D) Upon the written request by Counterparty to Bear Stearns, Bear Stearns shall obtain the Market Quotations on behalf of Counterparty.

                  (E) If the Settlement Amount is a negative number, Section 6(e)(i)(3) of the ISDA Master Agreement shall be deleted in its entirety and replaced with the following:

                              "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Counterparty shall pay to Bear Stearns an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (11) Counterparty shall pay to Bear Stearns the Termination Currency Equivalent of the Unpaid Amounts owing to Bear Stearns and
                              (111) Bear Stearns shall pay to Counterparty the Termination Currency Equivalent of the Unpaid Amounts owing to Counterparty; provided, however, that (x) the amounts payable under the immediately preceding clauses (11) and (111) shall be subject to netting in accordance with
                              Section 2(c) of this Agreement and (y)
                              notwithstanding any other provision of this Agreement, any amount payable by Bear Stearns under the immediately preceding clause (111) shall not be netted-off against any amount payable by Counterparty under the immediately preceding clause (I)."

Reference Number: FXCW06SD 10
Countrywide Home Loans, Inc.
December 29, 2006
Page 7 of 33



(n)   "Termination Currency" means United States Dollars.

(0)   Additional Termination Events. Additional Termination Events will apply:

      (i) If, without the prior written consent (such consent not to be unreasonably withheld) of Bear Stearns where such consent is required under the Pooling and Servicing Agreement, an amendment or supplemental agreement is made to the Pooling and Servicing Agreement which amendment or supplemental agreement could reasonably be expected to have a material adverse effect on the interests of Bear Stearns under this Agreement, an Additional Termination Event shall have occurred with respect to Counterparty, Counterparty shall be the sole Affected Party and all Transactions hereunder shall be Affected Transaction.

      (ii) If (i) an Applied Realized Loss Amount is applied to reduce the Certificate Principal Balance of any class of Class A Certificates on any Distribution Date and (ii) the Certificate Insurer fails to pay the amount of such Applied Realized Loss Amount on that Distribution Date as required by the Certificate Insurance Policy, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii)       (A)   If a S&P First Level Downgrade has occurred and is
                        continuing and Bear Stearns fails to take any action described under Part (5)(f)(i)(l), within the time period specified therein, then an Additional
                        Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected
                        Party with respect to such Additional Termination
                        Event and all Transactions hereunder shall be Affected
                        Transactions.

                  (B) If a S&P Second Level Downgrade has occurred and is continuing and Bear Stearns fails to take any action described under Part (5)(f)(i)(2) within the time period specified therein, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

                  (C) If (A) a Moody's Second Level Downgrade has not occurred and been continuing for 30 or more Local Business Days and (B) Bear Stearns has failed to comply with or perform any obligation to be complied with or performed by Bear Stearns in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Bear Stearns and Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event.

                  (D) If (A) a Moody's Second Level Downgrade has occurred and been continuing for 30 or more Local Business Days and (B) either (i) at least one Eligible Replacement has made a Firm Offer to be the transferee or (ii) at least one entity that satisfies the Moody's Approved Ratings Threshold has made a Firm Offer to provide an Eligible Guaranty in respect of all of Bear Stearns' present and future obligations under this Agreement, then an Additional Termination Event shall have occurred with respect to Bear Stearns, Bear Stearns shall be the sole Affected Party with respect to such Additional Termination Event and all Transactions hereunder shall be Affected Transactions.

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 8 of 33



Part 2. Tax Matters.

(a)   Tax Representations.

      (i) Payer Representations. For the purpose of Section 3(e) of the ISDA Master Agreement, each of Bear Stearns and the Counterparty will make the following representations:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

            (1) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Master Agreement;

            (2) the satisfaction of the agreement contained in Sections 4(a)(i) and 4(a)(iii) of the ISDA Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) and 4(a)(iii) of the ISDA Master Agreement; and

            (3) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the ISDA Master Agreement by reason of material prejudice to its legal or commercial position.

      (ii) Payee Representations. For the purpose of Section 3(f) of the ISDA Master Agreement, each of Bear Stearns and the Counterparty make the following representations.

      The following representation will apply to Bear Stearns:

            Bear Stearns is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

      The following representation will apply to the Counterparty:

            Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended.

(b)   Tax Provisions.

      Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Bear Stearns shall be Indemnifiable Taxes (including any Tax imposed in respect of a Credit Support Document) unless (i) such Taxes are assessed directly against Counterparty and not by deduction or withholding by Bear Stearns or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14). In relation to payments by Counterparty, no Tax shall be an Indemnifiable Tax.

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 9 of 33


Part 3. Agreement to Deliver Documents. For the purpose of Section 4(a) of the ISDA Master Agreement:

      (i)   Tax forms, documents, or certificates to be delivered are:

        Party required to       Form/Document/          Date by which to
        deliver document        Certificate             be delivered

        Bear Stearns            An original properly    (i) upon execution
                                completed and executed  of this Agreement,
                                United States Internal  (ii) on or before
                                Revenue Service Form    the first payment date
                                W-9 any successor       under this Agreement,
                                thereto) with respect   including any Credit
                                to any payments         Support Document, (iii)
                                received or to be       promptly upon the
                                received by Bear        reasonable demand by
                                Stearns, that           Counterparty, (iv) prior
                                eliminates U.S.         to the expiration or
                                federal withholding     obsolescence of any
                                and backup withholding  previously delivered
                                Tax on payments to      form, and (v) promptly
                                Bear Stearns under      upon the information
                                this Agreement.         on any such previously
                                                        delivered form
                                                        becoming inaccurate
                                                        or incorrect.

        Counterparty            An original properly    (i) upon execution
                                completed and           of this Agreement,
                                executed United         (ii) on or before
                                States Internal         the first payment date
                                Revenue Service         under this Agreement,
                                Form W-9 (or any        including any Credit
                                successor thereto)      Support Document, (iii)
                                with respect to any     promptly upon the
                                payments received       reasonable demand by
                                or to be received by    Bear Stearns, (iv) prior
                                Counterparty.           to the expiration or
                                                        obsolescence of any
                                                        previously delivered
                                                        form, and (v) promptly
                                                        upon the information
                                                        on any such previously
                                                        delivered form
                                                        becoming inaccurate
                                                        or incorrect.

(ii)  Other documents to be delivered are:


        Party required      Form/Document/              Date by which to        Covered by Section
        to deliver          Certificate                 be delivered            3(d) Representation
        document
        Bear Stearns and    Any documents required by   Upon the execution      Yes
        the Counterparty    the receiving party to      and delivery of this
                            evidence the authority of   Agreement and such
                            the delivering party or     Confirmation
                            its Credit Support
                            Provider, if any, for it
                            to execute and deliver
                            this Agreement, any
                            Confirmation, and any
                            Credit Support Documents
                            to which it is a party,
                            and to evidence the
                            authority of




Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 10 of 33



        Party required      Form/Document/              Date by which to        Covered by Section
        to deliver          Certificate                 be delivered            3(d) Representation
        document
                            the delivering party
                            or its Credit Support
                            Provider to perform its
                            obligations under this
                            Agreement, such
                            Confirmation and/or
                            Credit Support Document,
                            as the case may be

        Bear Stearns        A certificate of an         Upon the execution      Yes
        and the             authorized officer of       and delivery of this
        Counterparty        the party, as to the        Agreement and such
                            incumbency and authority    Confirmation
                            of the respective
                            officers of the party
                            signing this Agreement,
                            any relevant Credit
                            Support Document, or
                            any Confirmation, as
                            the case may be


        Bear Stearns and    An opinion of counsel       Upon the execution      No
        the Counterparty    of such party regarding     and delivery of this
                            the enforceability of       Agreement
                            this Agreement in a
                            form reasonably
                            satisfactory to the
                            other party.

        Counterparty        An executed copy of the     Concurrently with       No
                            Pooling and Servicing       filing of each draft
                            Agreement and the Swap      of the Pooling and
                            Administration Agreement    Servicing Agreement
                                                        with the U.S.
                                                        Securities and
                                                        Exchange Commission



Part 4 Miscellaneous.

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Master Agreement:

            Address for notices or communications to Bear Stearns:

                  Address:   383 Madison Avenue, New York, New York 10179
                  Attention: DPC Manager
                  Facsimile: (212) 272-5823

            with a copy to:

                  Address:   One Metrotech Center North, Brooklyn, New York
                             11201

Reference Number: FXC W06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 11 of 33



                  Attention: Derivative Operations - 7th Floor
                  Facsimile: (212) 272-1634

                  and

                  Address: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504
                  Attention: IPM-Structured Mortgage

            (For all purposes)

            Address for notices or communications to the Counterparty:

                  Address:   4500 Park Granada
                             Mail Stop CH-143
                             Calabasas, CA 91302
                  Attention: Mr. Jeff Staab
                  Facsimile: 818-225-3898
                  Phone:     818-225-3279

            with a copy to:

                  Address: MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504
                  Attention: IPM-Structured Mortgage

            (For all purposes)

(b)   Account Details and Settlement Information:

      Payments to Bear Stearns:

            Citibank, N.A., New York
            ABA Number: 02 1-0000-89, for the account of Bear, Stearns Securities Corp.
            Account Number: 0925-3 186, for further credit to Bear Stearns Financial Products Inc.
            Sub-account Number: 102-04654-1-3
            Attention: Derivatives Department


      Payments to Counterparty:

            See Assignment Agreement

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 12 of 33



(c)   Process Agent. For the purpose of Section 13(c) of the ISDA Master
      Agreement:

                  Bear Stearns appoints as its
                  Process Agent:        Not Applicable

                  The Counterparty appoints as its
                  Process Agent:        Not Applicable

(d) Offices. The provisions of Section 10(a) of the ISDA Master Agreement will not apply to this Agreement; neither Bear Stearns nor the Counterparty have any Offices other than as set forth in the Notices Section.

(e)   Multibranch Party. For the purpose of Section 10(c) of the ISDA Master
      Agreement:

            Bear Stearns is not a Multibranch Party.

            The Counterparty is not a Multibranch Party.

(f)   Credit Support Document.

            Bear Stearns: The Credit Support Annex and any guaranty in support of Bear Stearns' obligations under this Agreement.

            Counterparty: The Credit Support Annex.

(g)   Credit Support Provider.

            Bear Stearns: The guarantor under any guaranty in support of Bear Stearns' obligations under this Agreement.

            Counterparty:  Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph 1 and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

(j) "Affiliate": Bear Stearns and Counterparty shall be deemed not to have any Affiliates for purposes of this Agreement, including for purposes of
      Section 6(b)(ii) of the ISDA Master Agreement.

(k) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Master Agreement will apply to each Transaction.

Part 5. Other Provisions,

(a) Section 3 of the ISDA Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

Reference Number: FXC W06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 13 of 33



      "(g)  Relationship Between Parties.

            Each party represents to the other party on each date when it enters into a Transaction that:

            (1) Nonreliance. (i) It is acting for its own account, (ii) it is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, (iv) it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party, (v) it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary, (vi) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction and (vii) it has not received from the other party any assurance or guaranty as to the expected results of this Transaction.

            (2)   Evaluation and Understanding.

                  (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

            (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

            (5) Eligible Contract Participant. It constitutes an "eligible contract participant" as such term is defined in Section l(a)12 of the Commodity Exchange Act, as amended.

            (6) Line of Business. It has entered into this Agreement (including each Transaction governed hereby) in conjunction with its line of business or the financing of its business."

(b) Non-Recourse. Notwithstanding any provision herein or in the ISDA Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Swap Account and the proceeds thereof, in accordance with the terms of the Pooling and Servicing Agreement. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy@ all claims outstanding and following the realization of the Swap Account and the proceeds thereof, any claims against or obligations of Counterparty under the ISDA Master Agreement or any other

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 14 of 33



confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Counterparty shall not have liability for any failure or delay in making a payment hereunder to Bear Stearns due to any failure or delay in receiving amounts in the Swap Account from the Trust created pursuant to the Pooling and Servicing Agreement.

(c) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(d) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(e) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(f)   Rating Agency Downgrade.

      (i)   S&P Downgrade:

            (1) In the event that a S&P First Level Downgrade occurs and is continuing, then within 30 days after such rating downgrade, Bear Stems shall, at its own expense, either (i) procure a Permitted Transfer, (ii) obtain an Eligible Guaranty or
                  (iii) post collateral in accordance with the Credit Support Annex.

            (2) In the event that a S&P Second Level Downgrade occurs and is continuing, then within 10 Local Business Days after such rating withdrawal or downgrade, Bear Stearns shall, at its own expense, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

      (ii)  Moody's Downgrade,

            (1) In the event that a Moody's Second Level Downgrade occurs and is continuing, Bear Stearns shall as soon as reasonably practicable thereafter, at its own expense and using commercially reasonable efforts, either (i) procure a Permitted Transfer or (ii) obtain an Eligible Guaranty.

(g) Payment Instructions. Bear Stearns hereby agrees that, unless notified in writing by the Swap Administrator of other payment instructions, any and all amounts payable by Bear Stearns to the Counterparty under this Agreement shall be paid to the Swap Contract Administrator at the account specified herein.

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 15 of 33



(h) Amendment. No amendment, waiver, supplement or other modification of this Transaction shall be permitted by either party unless (i) each of S&P and Moody's have been provided notice of the same and (ii) such amendment, waiver, supplement, assignment or other modification satisfies the Rating Agency Condition.

(i)   Transfer.

      (i) The first paragraph of Section 7 is hereby amended in its entirety as follows:

            "Subject to Section 6(b)(ii), Part 5(f) and Part 5(j)), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) without (a) the prior written consent of the other party (which consent shall be deemed given by Counterparty if the transfer, novation or assignment is to an Eligible Replacement) and (b) satisfaction of the Rating Agency Condition with respect to S&P, except that:"

      (ii) If an entity has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Counterparty) to be the transferee of a transfer, Counterparty shall, at Bear Stearns' written request and at Bear Stearns' expense, take any reasonable steps required to be taken by Counterparty to effect such transfer.

(j) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) deleting the last paragraph thereof and inserting the following:

            "Notwithstanding anything to the contrary in Section 7 (as amended herein) and Part 5(i), any transfer by Bear Stearns under this
            Section 6(b)(ii) shall not require the consent of Counterparty; provided that:

      (i)   the transferee (the "Transferee") is an Eligible Replacement;

      (ii) if the Transferee is domiciled in a different country or political subdivision thereof from both Bear Stearns and Counterparty, such transfer satisfies the Rating Agency Condition;

      (iii) the Transferee will not, as a result of such transfer, be required on the next succeeding Scheduled Payment Date to withhold or deduct on account of any Tax (except in respect of default interest) amounts in excess of that which Bear Stearns would, on the next succeeding Scheduled Payment Date have been required to so withhold or deduct unless the Transferee would be required to make additional payments pursuant to Section 2(d) corresponding to such excess;

      (iv) a Termination Event or Event of Default does not occur as a result of such transfer; and

      (v) the Transferee confirms in writing that it will accept all of the interests and obligations in and under this Agreement which are to be transferred to it in accordance with the terms of this provision.

      On and from the effective date of any such transfer to the Transferee, Bear Stearns will be fully released from any and all obligations hereunder."

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 16 of 33



(k) Proceedings. Bear Stearns shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates.

(l)   Compliance with Regulation AB.

Regulation AB Compliance. Bear Stearns and Counterparty agree that the terms of the Item 11 15 Agreement dated as of January 30, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc., shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.

(m) Substantial Financial Transaction. Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

(n)   Set-Off. Except as expressly provided for in Section 2(c), Section 6 or
Part I(m)(E) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."

(o) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(p) Swap Contract Administration Agreement. BSFP shall be an express third party beneficiary of the Swap Contract Administration Agreement, dated as of December 29, 2006 (the "Swap Contract Administration Agreement"), among The Bank of New York, as Swap Contract Administrator and not in its individual or corporate capacity but solely as Trustee under the Pooling and Servicing Agreement, and Countrywide Home Loans, Inc. A copy of the Swap Contract Administration Agreement is attached hereto as Annex C,

(q)   Additional Defined Terms.

      (i) Capitalized terms used but nor defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

      (ii)  Additional Definitions:

            "Eligible Guaranty" means an unconditional and irrevocable guaranty of all present and future payment obligations and obligations to post collateral of Bear Stearns or an Eligible Replacement to Counterparty under this Agreement that is provided by an Eligible Guarantor as principal debtor

Reference Number: FXC W06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 17 of 33

            rather than surety and that is directly enforceable by Counterparty, the form and substance of which guaranty are subject to the Rating Agency Condition with respect to S&P.

            "Eligible Guarantor" means an entity that has credit ratings at least equal to the Moody's Required Ratings Threshold and S&P Approved Ratings Threshold.

            "Eligible Replacement" means an entity that either (i) satisfies the S&P Approved Ratings Threshold and the Moody's Required Ratings Threshold or (ii) provides an Eligible Guaranty from an Eligible Guarantor.

            "Firm Offer" means an offer which, when made, is capable of becoming legally binding upon acceptance.

            "Moody's" means Moody's Investors Service, Inc., or any successor.

            "Moody's Approved Ratings Threshold" means, with respect to (i) Bear Stearns, a Moody's counterparty rating of "Al" or above and
            (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" or above and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-I" or above, or
            (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "Al" or above.

            "Moody's First Level Downgrade7' means that no Relevant Entity satisfies the Moody's Approved Rating Threshold.

            "Moody's Required Ratings Threshold" means, with respect to (i) Bear Stearns, a counterparty rating of "A3" or above and (ii) with respect to any other entity (or its guarantor), (x) if such entity has both a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's and a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above or a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2" or above, or (y) if such entity has only a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" or above.

            "Moody's Second Level Downgrade" means that no Relevant Entity satisfies the Moody's Required Ratings Threshold.

            "Permitted Transfer" means a transfer by novation by Bear Stearns to an entity (the "Transferee") of all, but not less than all, of Bear Stearns' rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Counterparty), (b) an Event of Default or Termination Event would not occur as a result of such transfer, (c) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Bear Stearns under the Agreement and the relevant Transaction, (d) Bear Stearns will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 18 of 33

            entering into a replacement transaction); (e) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations and any other representations regarding the status of the substitute counterparty, notice information and account details and other similar provisions; and (f) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

            "Rating Agency" means each of Moody's and S&P.

            "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each Rating Agency then providing a rating of the Certificates and any Notes and receive from each such Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of its then-current rating of the Certificates and any Notes (without regard to the Certificate Insurance Policy, in the case of the Class A Certificates).

            "Relevant Entity" means Bear Stearns and any Eligible Guarantor under an Eligible Guaranty with respect to Bear Stearns.

            "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Counterparty the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and
            (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, as determined by Counterparty in its sole discretion, acting in a commercially reasonable manner.

            "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

            "S&P Approved Ratings Threshold" means with respect to (i) Bear Stearns, a counterparty rating of "A+" or above and (ii) with respect to any other entity (or its guarantor), a short-term unsecured and unsubordinated debt rating from S&P of "A-1" or above, or, if such entity does not have a short- term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating from S&P of "A+" or above.

            "S&P First Level Downgrade" means that no Relevant Entity satisfies the S&P Approved Rating Threshold.

            "S&P Required Ratings Threshold" means with respect to (i) Bear Stearns, a counterparty rating of "BBB-" or above and (ii) with respect to any other entity (or its guarantor), a long-term unsecured and unsubordinated debt rating from S&P of "BBB-" or above.

            "S&P Second Level Downgrade" means that no Relevant Entity satisfies the S&P Required Rating Thresholds.

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 19 of 33



(q) Rating Agency Notifications. Except as otherwise provided herein, no Early Termination Date shall be effectively designated hereunder shall be made by either party unless each Rating Agency has been given prior written notice of such designation.

            NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BEAR STERNS IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Bear Stearns a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 20 of 33



Very truly yours.

BEAR STEARNS FINANCIAL PRODUCTS INC.




By:  /s/  Annie Manevitz
   ---------------------------------------
   Name:  ANNIE MANEVITZ
   Title: AUTHORIZED SIGNATOR



Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

COUNTRYWIDE HOME LOANS, INC.



By:  /s/   /s/ Darren Bigby
   ---------------------------------------
     Name:   Darren Bigby
     Title:  Executive VP

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.
December 29, 2006
Page 21 of 33



                                  SCHEDULE I

     (where for the purposes of (i) determining Floating Amounts, all such dates subject to adjustment in accordance with the Following Business Day
     Convention and (ii) determining Fixed Amounts, all such dates subject to No Adjustment.)


        From and including      To but excluding        Scheduled Amount (USD)
        ------------------      ----------------        ----------------------

        Effective Date
        --------------               25-Jan-07                  869,584,000
             25-Jan-07               25-Feb-07                  869,584,000
             25-Feb-07               25-Mar-07                  869,584,000
             25-Mar-07               25-Apr-07                  869,584,000
             25-Apr-07               25-May-07                  869,584,000
             25-May-07               25-Jun-07                  869,584,000
             25-Jun-07               25-Jul-07                  869,584,000
             25-Jul-07               25-Aug-07                  869,584,000
             25-Aug-07               25-Sep-07                  869,584,000
             25-Sep-07               25-0ct-07                  869,584,000
             25-0ct-07               25-NOV-07                  869,584,000
             25-NOV-07               25-Dec-07                  869,584,000
             25-Dec-07               25-Jan-08                  869,584,000
             25-Jan-08               25-Feb-08                  869,584,000
             25-Feb-08               25-Mar-08                  869,584,000
             25-Mar-08               25-Apr-08                  869,584,000
             25-Apr-08               25-May-08                  869,584,000
             25-May-08               25-Jun-08                  869,584,000
             25-Jun-08               25-Jul-08                  869,584,000
             25-Jul-08               25-Aug-08                  869,584,000
             25-Aug-08               25-Sep-08                  869,584,000
             25-Sep-08               25-0ct-08                  869,584,000
             25-0ct-08               25-NOV-08                  869,584,000
             25-NOV-08               25-Dec-08                  869,584,000
             25-Dec-08               25-Jan-09                  848,860,136
             25-Jan-09               25-Feb-09                  823,861,408
             25-Feb-09               25-Mar-09                  799,561,670
             25-Mar-09               25-Apr-09                  775,941,556
             25-Apr-09               25-May-09                  752,982,234
             25-May-09               25-Jun-09                  730,665,389
             25-Jun-09               25-Jul-09                  708,973,212
             25-Jul-09               25-Aug-09                  691,185,871
             25-Aug-09               25-Sep-09                  671,552,309
             25-Sep-09               25-Oct-09                  652,468,760
             25-Oct-09               25-NOV-09                  633,919,965
             25-NOV-09               25-Dec-09                  615,891,087
             25-Dec-09               25-Jan-10                  598,367,696
             25-Jan-10               25-Feb-10                  581,335,760
             25-Feb-10               25-Mar-10                  564,781,635
             25-Mar-10               25-Apr-10                  5548,692,050
             25-Apr-10               25-May-10                  533,054,103
             25-May-10               25-Jun-10                  517,855,247

Reference Number: FXCW06SD10
Countrywide Home Loans, Inc.,
December 29, 2006
Page 22 of 33



             25-Jun-10               25-Jul-10                  503,083,280
             25-Jul-10               25-Aug-10                  488,726,338
             25-Aug-10               25-Sep-10                  474,772,883
             25-Sep-10               25-Oct-10                  461,211,696
             25-Oct-10               25-NOV-10                  448,031,867
             25-NOV-10               25-Dec-10                  435,222,789
             25-Dec-10               25-Jan-11                  422,774,144
             25-Jan-11               25-Feb-11                  410,675,904
             25-Feb-11               25-Mar-11                  398,918,312
             25-Mar-11               25-Apr-ll                  387,491,886
             25-Apr-ll               25-May-11                  376,387,403
             25-May-11               25-Jun-ll                  365,595,894
             25-Jun-ll               25-Jul-11                  355,108,640
             25-Jul-11               25-Aug-11                  344,917,162
             25-Aug-11               25-Sep-11                  335,013,215
             25-Sep-11               25-Oct-11                  325,388,782
             25-Oct-11               25-NOV-11                  316,036,069
             25-NOV-11               25-Dec-11                  306,947,496
             25-Dec-11               25-Jan-12                  298,116,185
             25-Jan-12               25-Feb-12                  289,534,455
             25-Feb-12               25-Mar-12                  281,195,340
             25-Mar-12               25-Apr-12                  273,092,065
             25-Apr-12               25-May-12                  265,218,043
             25-May-12               25-Jun-12                  257,566,870
             25-Jun-12               25-Jul-12                  250,132,320
             25-Jul-12               25-Aug-12                  242,908,337
             25-Aug-12               25-Sep-12                  235,889,035
             25-Sep-12               25-Oct-12                  229,068,689
             25-Oct-12               25-NOV-12                  222,441,735
             25-NOV-12               25-Dec-12                  216,002,762
             25-Dec-12               25-Jan-13                  209,746,508
             25-Jan-13               25-Feb-13                  203,667,859
             25-Feb-13               25-Mar-13                  197,761,840
             25-Mar-13               25-Apr-13                  192,023,618
             25-Apr-13               25-May-13                  186,448,490
             25-May-13               25-Jun-13                  180,968,565
             25-Jun-13               25-Jul-13                  175,475,324
             25-Jul-13               25-Aug-13                  170,138,408
             25-Aug-13               25 Sep 13                  164,953,431
             25 Sep 13               25-Oct-13                  159,916,132
             25-Oct-13               Termination Date           155,022,364
                                     ----------------

                                   ANNEX A

                                   ANNEX A

UNILATERAL CSA SCHEDULE

Pledgor: BEAR STEARNS FINANCIAL PRODUCTS INC. (the "Pledgor")
Secured Party: COUNTRYWIDE HOME LOANS, INC. (the "Secured Party")

Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no "additional obligations" within the meaning of Paragraph 12.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount

            (1) Delivery Amount, Paragraph 3(a) shall be amended by replacing the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" with the words "on each Valuation Date". The "Delivery Amount" with respect to Pledgor for any Valuation Date shall equal the greatest of:

                  (A) the amount by which the S&P Collateral Amount exceeds the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party;

                  (B) the amount by which the Moody's First Level Collateral Amount exceeds the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (C) the amount by which the Moody's Second Level Collateral Amount exceeds the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party.

            (2) "Return Amount" applicable to Secured Party for any Valuation Date shall equal the least of:

                  (A) the amount by which the S&P Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the S&P Collateral Amount;

                  (B) the amount by which the Moody's First Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's First Level Collateral Amount.

                  (C) the amount by which the Moody's Second Level Value on such Valuation Date of all Posted Credit Support held by the Secured Party exceeds the Moody's Second Level Collateral Amount.

            (3)   "Credit Support Amount" shall be deleted in its entirety.

      (ii) Eligible Collateral The items set forth on the Collateral Schedule attached as Schedule A hereto will qualify as "Eligible Collateral" for the party specified.

            (iii) Other Eligible Support, None

            (iv)  Thresholds.

            (A)   "Independent Amount" means:
                  Pledgor: Not applicable.
                  Secured Party: Not applicable.

            (B)   "Threshold" means:
                  Pledgor: Not applicable.
                  Secured Party: Not applicable.

            (C) "Minimum Transfer Amount" means USD100,OOO; provided, that if the aggregate Certificate Principal Balance of Certificates rated by S&P is less than USD 50,000,000, the "Minimum Transfer Amount" shall mean USD 50,000.

            (D) Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of USD10,OOO.

(c) Valuation and Timing.

      (i)   "Valuation Agent7' means Pledgor.

      (ii)  "Valuation Date" means each Local Business Day.

      (iii) "Valuation Time" means the close of business on the Local Business Day in the city where the Valuation Agent is located immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv)  "Notification Time" means 1l:OO A.M. (New York time).

      (v) Transfer Timing and Calculations, Paragraphs 4(b) and 4(c) are hereby amended and restated in entirety as set forth below.

            "(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the Valuation Date; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day thereafter.

            (c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

(d) Conditions Precedent There shall be no "Specified Condition" with respect to either party for purposes of this Annex.

(e)   Substitution

            (i) "Substitution Date" means (A) the Local Business Day on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received by the Notification Time on such date, and (B) the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, if notice of substitution is received after the Notification Time.

            (ii) Consent of Secured Party for Substitution. Inapplicable.

     (iii) Amendment of Paragraph 4(d)(ii). Paragraph 4(d)(ii) is amended and restated in its entirety as set forth below:

                  "(ii) subject to Paragraph 4(a) of this Annex, the Secured Party will Transfer the items of Posted Credit Support specified by the Pledgor in its notice not later than the close of business on the Substitution Date, provided, however, that if the Secured Party shall not have received the Substitute Credit Support prior to 1:00 P.M. (New York time) on the Substitution Date, then the Secured Party shall Transfer the applicable items of Posted Credit Support not later than the close of business on the Local Business Day immediately following the day on which the Secured Party receives the Substitute Credit Support. Notwithstanding the foregoing, the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the Substitution Date equal to the Value of the Substitute Credit Support delivered by the Pledgor in exchange therefor."

(f)   Dispute Resolution.

      (i) "Resolution Time" means 12:OO noon, New York time, on the Local Business Day for both parties following the date the Disputing Party gives notice of a dispute pursuant to Paragraph 5.

      (ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), disputes over the Value of Posted Credit Support will be resolved by the Valuation Agent seeking bid-side quotations as of the relevant Recalculation Date or date of Transfer, as applicable, from three parties that regularly act as dealers in the securities in question. The Value will be the arithmetic mean of the quotations obtained by the Valuation Agent, multiplied by the applicable Valuation Percentage, if any. If no quotations are available for a particular security, then the Valuation Agent's original calculation of Value thereof will be used for that security.

      (iii) Alternative. Subject to item (iv) below, the provisions of Paragraph 5 will apply.

      (iv) Modification of Paragraph 5. The introductory paragraph of Paragraph 5 shall be amended and restated to read in its entirety as follows:

                  "If a party (a 'Disputing Party') disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then:

                        (A) the Disputing Party will (x) notify the other
                  party and, if applicable, the Valuation Agent of the amount it is disputing, (y) indicate what it believes the correct amount to be and (z) provide a statement showing, in reasonable detail, how it arrived at such amount and the appropriate party will deliver the undisputed amount to the other party not later than (i) (a) the close of business on the

                  Valuation Date, if the demand made under Paragraph 3 in the case of (I) above is made by the Notification Time, or (b) the close of business of the Local Business Day following the date on which the demand is made under Paragraph 3 in the case of (1) above, if such demand is made after the Notification Time, or (ii) the close of business of the date of Transfer, in the case of (11) above;

                  (B) the parties will consult with each other and provide such information as the other party shall reasonably request in an attempt to resolve the dispute; and

                  (C) if they fail to resolve the dispute by the Resolution Time, then:"

(g) Holding and Using Posted CollateraL

      (i) Eligibility to Hold Posted Collateral; Custodians. The Secured Party and its Custodian (if any) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

            (1) it is not a Defaulting Party;

            (2) Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code;

            (3) the short-term rating of any Custodian shall be at least "A-1" by S&P There shall be no Custodian for Pledgor.

      (ii) Use of Posted Collateral The provisions of Paragraph 6(c) will not apply to Secured Party and Secured Party will not have any right to use the Posted Collateral or take any action specified in Paragraph 6(c).

(h) Distributions and Interest Amount,

            (i) Interest Rate. The "Interest Rate" will be the "Federal Funds (Effective)" rate as such rate is displayed on Telerate page 1 18 for such day under the caption "Effective".

            (ii) Amendment of Paragraph 6(d)(i) - Distributions. Clause (d)(i) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(i) Distributions. If the Secured Party receives Distributions on a Local Business Day, it will credit to Pledgor not later than the following Local Business Day any Distributions it receives, and such Distributions will constitute Posted Collateral and will be subject to the security interest granted under Paragraph 2."

            (iii) Amendment of Paragraph 6(d)(ii) - Interest Amount Clause
            (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

                  "(ii) Interest Amount. In lieu of any interest, dividends or other amounts paid with respect to Posted Collateral in the form of cash (all of which may be retained by the Secured Party), the Secured Party will credit to Pledgor on the 201h day of each calendar month (or if such day is not a Local Business Day, the next Local Business Day) the Interest Amount. The Interest Amount will constitute Posted Collateral and will be subject to the security interest granted under Paragraph 2.

                  For purposes of calculating the Interest Amount the amount of interest calculated for each day of the interest period shall be compounded monthly." Secured Party shall not be obliged to credit any Interest Amount unless and until it has received such amount.

(i) Demands and Notices.

      All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement.

(j) Addresses for Transfers.

            Pledgor: To be provided in writing by Pledgor to Secured Party.

            Secured Party: To be provided in writing by Secured Party to Pledgor.

(k) Other Provision(s).

            (i) Amendment of Paragraph 7 - Events of Default. Clause (iii) of Paragraph 7 shall not apply to Secured Party.

            (ii) Non-Reliance. Notwithstanding the obligations of the Secured Party under Paragraph 6(a), and without limiting the generality of the final sentence of Paragraph 6(a), each party, as Pledgor, acknowledges that it has the means to monitor all matters relating to all valuations, payments, defaults and rights with respect to Posted Collateral without the need to rely on the other party, in its capacity as Secured Party, and that, given the provisions of this Annex on substitution, responsibility for the preservation of the rights of the Pledgor with respect to all such matters is reasonably allocated hereby to the Pledgor.

      (iii) Agreement as to Single Secured Party and Pledgor. Each of Pledgor and Secured Party agree that, notwithstanding anything to the contrary in the recital to this Annex, Paragraph l(b) or Paragraph 2 or the definitions in Paragraph 12, (a) the term "Secured Party" as used in this Annex means only Secured Party, (b) the term "Pledgor" as used in this Annex means only Pledgor, (c) only Pledgor makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Pledgor will be required to make Transfers of Eligible Credit Support hereunder.

      (iv) Trustee. The Trustee is hereby authorized to (i) make demands on behalf of the Secured Party pursuant to Paragraph 3 hereunder and
              (ii) provide notice on behalf of the Secured Party pursuant to Paragraph 7 hereunder.

      (v) Collateral Account. Secured Party shall at all times maintain all Posted Collateral in a segregated trust account.

      (vi) External Calculations. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall (at its own expense) obtain external calculations of the Secured Party's Exposure from at least two Reference Market-makers on the last Local Business Day of each calendar month. Any determination of the S&P Collateral Amount shall be based on the greatest of the Secured Party's Exposure determined by the Valuation Agent and such Reference Market-makers. Such external calculation may not be obtained from the same Reference Market-maker more than four times in any 12-month period.

      (vii) Notice to S&P. At any time at which Pledgor (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least "BBB+" from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party's Exposure and the Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks of the Secured Party's Exposure.

      (viii) Expenses. Pledgor shall be responsible for all reasonable costs and expenses incurred by Secured Party in connection with the Transfer of any Eligible Collateral under this Annex.

(ix) Additional Defined Terms.

            "DVOl" means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party's Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Secured Party, provide to Secured Party a statement showing in reasonable detail such calculation.

            "Moody's First Level Additional Collateralized Amount" means, with respect to any Transaction, the lesser of (x) the product of 15 and DVOl for such Transaction and such Valuation Date and (y) the product of 2% and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

            "Moody's First Level Collateral Amount" means, (A) for any Valuation Date on which (I) a Moody's First Level Downgrade has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (11) it is not the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party's aggregate Exposure for all Transactions and the aggregate of Moody's First Level Additional Collateralized Amounts for each Transaction and (B)for any other Valuation Date, zero,

            "Moody's First Level Value" means, for any date that the Moody's First Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's First Level Valuation Percentage for such security set forth on Schedule A hereto.

            "Moody's Second Level Additional Collateralized Amount" means, with respect to any Transaction,

                  (I) if such Transaction is not a Transaction-Specific Hedge, the lesser of (i) the product of the 50 and DVOl for such Transaction and such Valuation Date and (ii) the product of 8% and the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date; or

                  (2) if such Transaction is a Transaction-Specific Hedge, the lesser of (i) the product of the 65 and DVOl for such Transaction and such Valuation Date and (ii) the product of 10%
                  and the Notional Amount for such Transaction for the Calculation Period (as defined in the related Transaction) which includes such Valuation Date.

                  "Moody's Second Level Collateral Amount" means, (A) for any Valuation Date on which it is the case that a Moody's Second Level Downgrade has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates and (c) the sum of the Secured Party's aggregate Exposure and the aggregate of Moody's Second Level Additional Collateralized Amounts for each Transaction and (B) for any other Valuation Date, zero.

                  "Moody's Second Level Value" means, for any date that the Moody's Second Level Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the Moody's Second Level Valuation Percentage for such security set forth on Schedule A hereto.

                  "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by the Pledgor pursuant to Section 2(a) on such Next Payment Date less any payments due to be made by the Secured Party under Section 2(a) on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c)) and (ii) zero.

                  "Next Payment Date" means the next scheduled payment date under any Transaction.

                  "Remaining Weighted Average Maturity" means, with respect to a Transaction, the expected weighted average maturity for such Transaction as determined by the Valuation Agent.

                  "S&P Collateral Amount" means, (A) for any Valuation Date on which a S&P First Level Downgrade has occurred and been continuing for at least 30 days or on which a S&P Second Level Downgrade has occurred and is continuing, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the product of the Volatility Buffer for each Transaction and the Notional Amount of such Transaction for the Calculation Period (as defined in the related Transaction) of such Transaction which includes such Valuation Date, or (B) for any other Valuation Date, zero.

                  "S&P Value" means, for any date that the S&P Collateral Amount is determined and the Value of any Eligible Collateral or Posted Collateral that is a security, the bid price for such security obtained by the Valuation Agent multiplied by the S&P Valuation Percentage for such security set forth on Schedule A hereto.

                  "Transaction-Specific Hedge" means any Transaction that is a cap, floor or swaption or a Transaction in respect of which
                  (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

                  "Volatility Buffer" means, for any Transaction, the related percentage set forth in the following table:

-------------------------------------------------------------------------------
The higher of the       Remaining       Remaining       Remaining     Remaining
S&P short-term          Weighted        Weighted        Weighted      Weighted
credit rating of (i)    Average         Average         Average       Average
Pledgor and (ii) the    Maturity        Maturity        Maturity      Maturity
Credit Support          up to 3         up to 5         up to 10      up to 30
Provider of Pledgor,    years           years           years         years
if applicable
-------------------------------------------------------------------------------
"A-2" or higher         2.75%           3.25%           4.00%         4.75%
-------------------------------------------------------------------------------
"A-3"                   3.25%           4.00%           5.00%         6.25%
-------------------------------------------------------------------------------
"BB+" - or lower        3.50%           4.50%           6.75%         7.50%
-------------------------------------------------------------------------------

        IN WITNESS WHEREOF, the parties have executed this Annex on the respective dates specified below with effect from the date specified on the first page of this document.


BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/  Annie Manevitz
   ---------------------------------------
   Name:  ANNIE MANEVITZ
   Title: AUTHORIZED SIGNATORY
   Date:



COUNTRYWIDE HOME LOANS, INC



By:  /s/  Darren Bigby
   ---------------------------------------
   Name:  Darren Bigby
   Title: Executive VP

SCHEDULE A
----------


                             COLLATERAL SCHEDULE
                             -------------------



The Moody's First Level Valuation Percentages shall be used in determining the Moody's First Level Collateral Amount.

The Moody's Second Level Valuation Percentages shall be used in determining the Moody's Second Level Collateral Amount.

The S&P Valuation Percentages shall be used in determining the S&P Collateral Amount.


-------------------------------------------------------------------------------------------------
                                                                Moody's
                                                Moody's         Second
ISDA Collateral                                 First Level     Level           S&P
Assset Definition       Remaining               Valuation       Valuation       Valuation
(ICAD) Code             Maturity                Percentage      Percentage      Percentage
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
US-CASH                 N/A                     100%            100%              100%
EU-CASH                 N/A                      98%             94%             92.5%
GB-CASH                 N/A                      98%             95%             94.1%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                        < 1 Year                100%            100%             98.9%
                        1 to 2 years            100%             99%             98.0%
US-TBILL                2 to 3 years            100%             98%             97.4%
US-TNOTE                3 to 5 years            100%             97%             95.5%
US-TBOND                5 to 7 years            100%             96%             93.7%
(fixed rate)            7 to 10 years           100%             94%             92.5%
                        10 to 20 years          100%             90%             91.1%
                        > 20 years              100%             88%             88.6%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
US-TBILL
US-TNOTE                                                                        Not Eligible
US-TBOND                All Maturities          100%             99%            Collateral
(floating rate)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                        < 1 Year                100%             99%             98.5%
                        1 to 2 years            100%             99%             97.7%
                        2 to 3 years            100%             98%             97.3%
GA-US-AGENCY            3 to 5 years            100%             96%             94.5%
(fixed rate)            5 to 7 years            100%             93%             93.1%
                        7 to 10 years           100%             93%             90.7%
                        10 to 20 years          100%             89%             87.7%
                        > 20 years              100%             87%             84.4%
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
GA-US-AGENCY            All Maturities          100%             98%            Not Eligible
(floating rate)                                                                 Collateral
-------------------------------------------------------------------------------------------------


                                       20


-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                Rated Aa3       Rated Aa3       Rated AAA
                                                or better       or better       or better
                                                by Moody's      By Moody's      by S&P
                        < 1 Year                 98%             94%             98.8%
GA-EUROZONE-            1 to 2 years             98%             93%             97.9%
GOV (other than         2 to 3 years             98%             92%             97.1%
EU-CASH) (fixed         3 to 5 years             98%             90%             91.2%
rate)                   5 to 7 years             98%             89%             87.5%
                        7 to 10 years            98%             88%             83.8%
                        10 to 20 years           98%             84%             75.5%
                                                                                Not Eligible
                        > 20 years               98%             82%            Collateral
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                                                Rated Aa3       Rated Aa3       Rated AAA
GA-EUROZONE-GOV                                 or better       or better       or better
(other than                                     by Moody's      By Moody's      by S&P
EU-CASH                                                                         Not Eligible
(floating rate)         All Maturities           98%             93%            Collateral
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
                        < 1 Year                 98%             94%            Not Eligible
                                                                                Collateral
                        1 to 2 years             98%             93%            Not Eligible
                                                                                Collateral
                        2 to 3 years             98%             92%            Not Eligible
                                                                                Collateral
GA-GB-GOV               3 to 5 years             98%             91%            Not Eligible
(other than                                                                     Collateral
GB-CASH) (fixed rate)   5 to 7 years             98%             90%            Not Eligible
                                                                                Collateral
                        7 to 10 years            98%             89%            Not Eligible
                                                                                Collateral
                        10 to 20 years           98%             86%            Not Eligible
                                                                                Collateral
                        > 20 years               98%             84%            Not Eligible
                                                                                Collateral
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
GA-GB-GOV
(other than GB-         All Maturities           98%             94%            Not Eligible
CASH) (floating                                                                 Collateral
rate)
-------------------------------------------------------------------------------------------------




The ISDA Collateral Asset Definition (ICAD) Codes used in this Collateral Schedule shall have the meanings set forth in the Collateral Asset Definitions (First Edition -June 2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.


                                       21